Exhibit 10.11
SECURITY AGREEMENT
     THIS SECURITY AGREEMENT is made as of this ___ day of July, 2006, by and between A Smart Move L.L.C., whose address is 5990 Greenwood Plaza Blvd South Roslyn Street, #390, Greenwood Village, Colorado 80111 (“Borrower”) and each of the persons listed on Schedule 1 to this Agreement (each a “Secured Party” and collectively the “Secured Parties”).
     For and in consideration of the promises, covenants and agreements herein set forth, the parties hereto agree as follows:
     1. Debt. Borrower has incurred an indebtedness to each Secured Party and, to evidence the indebtedness, has executed and delivered to the Secured Parties Promissory Notes in the aggregate original principal amount of ___ Million Dollars ($___) (each a “Note” and collectively the “Notes”) of even date herewith, payable to the order of the respective Secured Parties, providing for payments of principal and interest and maturity as provided for therein, and containing provisions for payment of attorneys’ fees and acceleration of maturity in the event of default, as therein set forth. The Notes, this Security Agreement and all other documents or agreements given in connection therewith are hereafter collectively referred to as the “Loan Documents”.
     2. Collateral. Borrower hereby grants the Secured Parties a security interest in the property described on Schedule 2 attached hereto and incorporated herein by reference together with all similar property now owned or hereafter acquired, additions, substitutions, replacements, proceeds and products thereof, wherever located. All items in which a security interest is granted hereby are referred to as the “Collateral.”
     3. Indebtedness Secured. The security interest granted hereby is to secure payment of the following (the “Indebtedness”):
          (a) The amounts due under the Notes, together with interest, fees and other charged provided for therein;
          (b) All future advances which any Secured Party may, at its option and for any purpose, make to Borrower, together with interest thereon;
          (c) All sums which any Secured Party may, at its option, expend or advance for the maintenance, preservation and protection of the Collateral, including without limitation, payment of taxes, levies, assessments, insurance premiums and discharge of liens, together with interest thereon, or in any other property given as security for payment of the Indebtedness;
          (d) All expenses, including reasonable attorneys’ fees, which any Secured Party incurs in connection with collection of any or all Indebtedness secured hereby or in enforcement or protection of its rights hereunder, or any other instrument given as security for a Note, or in changes in form of such Indebtedness which may be made from time to time by agreement between Borrower and Secured Party, together with interest thereon; and
          (e) All other present or future, direct or indirect, absolute or contingent, liabilities, obligations and indebtedness of Borrower to Secured Parties pursuant to the Loan Documents, and all further renewals, extensions, modifications, and restatements of the foregoing, whether or not the Borrower executes any extension agreement or renewal instruments.

     4. Warranties and Covenants of Borrower. Borrower expressly warrants and covenants and agrees that:
          (a) Borrower is and will continue to be the owner of the Collateral free from any lien, security interest or encumbrance, other than that created by this Security Agreement; Borrower will defend the Collateral against all claims and demands of all other persons at anytime claiming the same or any interest therein; and Borrower will not sell the Collateral (except in the ordinary course of business) without the prior written consent of the Secured Party;
          (b) No effective financing statement covering any of the Collateral or any proceeds thereof is on file in any public office, and Borrower will not (except as provided herein) execute any financing statement affecting the Collateral during the term of this Security Agreement without the prior consent of the Secured Parties;
          (c) Borrower will pay the Indebtedness to Secured Parties as the same becomes due and payable;
          (d) Borrower will from time to time as required by Secured Parties authorize the filing of one or more financing statements pursuant to the Uniform Commercial Code of Colorado (and any assignments, extensions or modifications thereof) in form satisfactory to Secured Parties;
          (e) Borrower will pay all costs of filing any financing, continuation, assignment or termination statements with respect to the security interest created by this Security Agreement and hereby appoints Secured Parties its attorney-in-fact to do, at Secured Parties’ option and at Borrower’s expense, all acts and things which Secured Parties may deem necessary to perfect and continue perfected the security interest created by this Security Agreement;
          (f) Without the prior written consent of Secured Parties, Borrower will not voluntarily or involuntarily encumber, or agree to encumber any portion of the Collateral (including the replacement of such Collateral in the ordinary course of business), and in the event Secured Parties grant written consent for the establishment of another security interest in the Collateral, and with respect to the security agreements of record, Borrower will perform its obligations under those security agreements;
          (g) Borrower will pay as they become due all taxes or other liens or claims which may become a charge against the Collateral;
          (h) Borrower will insure the Collateral with companies and in amounts acceptable to Secured Parties, such amount being the full replacement value of the Collateral or the maximum amount the insurer will permit, against risks of theft, vandalism, fire and such other risks as are normally insured against, including standard extended coverage. All insurance policies shall be written for the benefit of Borrower and Secured Parties as their interests may appear, and the Secured Parties shall be named as loss payees on an endorsement to all insurance policies. All policies, endorsements and certificates evidencing the same shall be furnished to Secured Parties. All insurance policies shall provide for at least 10 days’ prior written notice of cancellation to Secured Parties;
          (i) Borrower will maintain the Collateral in good condition and repair, and Secured Parties may examine and inspect the Collateral at any reasonable time and wherever located;
          (j) Borrower may permit the Collateral to be removed from the State of Colorado in its normal and customary use, without the prior consent of Secured Parties;

          (k) Borrower will indemnify and hold the Secured Parties harmless from any and all loss, damage, injury or other casualty to persons or property caused or occasioned by the maintenance, operation and use of the Collateral by Borrower, its agents, invitees or employees;
          (l) Borrower will from time to time supply Secured Parties with a current list specifying the Collateral at the request of Secured Parties;
          (m) With respect to any Collateral to be purchased with monies advanced by Secured Parties to Borrower, this Security Agreement creates a purchase money security interest;
          (n) Borrower will execute and deliver such other and further instruments and will do such other and further acts as in the opinion of the Secured Parties may be necessary or desirable to carry out more effectually the purposes of this instrument, including, without limiting the generality of the foregoing:
               (i) prompt correction of any defect which may hereafter be discovered in the title to the Collateral or in the execution and acknowledgment of this Agreement, the Note, or the Loan Documents; and
               (ii) prompt execution and delivery of all other documents or instruments which in the opinion of the Secured Parties are needed to transfer effectually the Collateral or the proceeds or the Collateral to the Secured Parties.
          (o) Borrower is duly organized and validly existing as a limited liability company under the laws of the State of Colorado and the execution of this Agreement has been duly authorized and approved by its Managers and, if required, by its Members. Borrower has full power and authority to carry on its business as now being conducted with full power and authority to enter into this Agreement and effect the transactions contemplated to be effected by and under the terms of this Agreement;
          (p) There is no pending or threatened litigation, claim for infringement, proceeding or investigation by any governmental authority or any other person known to Borrower against or otherwise affecting Borrower or any of its assets or its officers, partners, directors or agents in their capacities as such, nor does the Borrower know of any ground for any such litigation, infringement claims, proceedings or investigations;
          (q) No contract or organizational document prohibits any term or condition of the security agreement;
          (r) The execution and delivery of this Security Agreement and the Notes will not violate any law or agreement governing the Borrower or to which the Borrower is a party;
          (s) All information and statements furnished in connection with the Notes, this Security Agreement and the Loan Documents are true and correct, and contain no false or misleading statements;
          (t) Borrower acknowledges that Lenders will enter into an Agreement Among Lenders pursuant to which Lenders may appoint an agent to act on their behalf (the “Agent”). A copy of the Agreement Among Lenders shall be provided to Borrower. Borrower, upon receiving written notice signed by Secured Parties who hold a majority of the outstanding principal balance of the Notes that an Agent has been appointed on their behalf, shall acknowledge and accept the Agent’s authority to act on behalf of the Secured Parties in accordance with the Agreement Among Lenders; and

          (u) Borrower will not take any action that has the effect of favoring one Secured Party over any other Secured Party. Without limitation, Borrower will not make any payment under the Notes or amend or modify its obligations under the Notes except on a pro rata basis with respect to all Lenders.
     5. Secured Parties’ Right to Discharge. At their option, Secured Parties may discharge taxes, liens, assessments, security interest or other encumbrances at any time levied or placed on the Collateral, may pay for premiums for insurance on the Collateral, costs of maintenance or preservation of the Collateral, and any other charges or expenses or perform any obligation imposed upon Borrower hereunder. Borrower agrees to reimburse Secured Parties on demand for any payment made, or any expense incurred by Secured Parties, pursuant to the foregoing authorization. Until reimbursed, the amounts so advanced or expenses incurred shall be part of the Indebtedness to the Note, with interest thereon at the default rate specified in the Note.
     6. Possession of Collateral. Until default, Borrower may have possession of the Collateral and use it in any lawful manner not inconsistent with this Agreement and not inconsistent with any policy of insurance thereon, but upon default Secured Parties shall have the immediate right to possession and use of the Collateral.
     7. Events of Default. Any one of the following shall constitute a default for purposes of this Security Agreement:
          (a) If the Borrower uses the Collateral in violation of any statute or ordinance; or
          (b) If Borrower fails to promptly pay when due all taxes and assessments upon the Collateral or fails to keep the Collateral in good condition and repair and fully insured; or
          (c) If Borrower fails to pay promptly in full the Indebtedness secured hereby when any part of such Indebtedness becomes due and payable; or
          (d) If Borrower breaches any term, condition, representation or covenant to be performed or observed by Borrower provided in this Security Agreement or the Loan Documents securing part or all of the Indebtedness of Borrower to Secured Parties; or
          (e) If any warranty, representation or statement made or furnished to Secured Parties by or on behalf of Borrower in connection with the Security Agreement proves to have been false in any respect; or
          (f) If the Collateral, or any part thereof, is levied upon or seized under any levy or attachment or any other legal process; or
          (g) The insolvency (however evidenced) or the commission of any act of insolvency by Borrower, or the making of an assignment to or for the benefit of creditors of Borrower, or the appointment of a receiver, liquidator, conservator or trustee of Borrower, or its property, or the filing of a voluntary petition or the commencement of any proceeding by Borrower for relief under any bankruptcy, insolvency, reorganization, arrangement or receivership laws, or any other law relating to the relief of debtors of any state or of the United States, or the filing of any involuntary petition (unless and until discharged or dismissed within 30 days after such filing) for the bankruptcy, insolvency, reorganization, arrangement or receivership or the involuntary commencement of any similar proceeding under the laws of any state or of the United States relating to the relief of debtors, against Borrower; or

          (h) If the Collateral suffers substantial damage or destruction, or if any of the items of Collateral existing from time to time is lost or stolen, and is not immediately repaired or replaced.
     In the event of default, the Secured Parties, at their option, may declare the entire unpaid principal of and the interest accrued on the Indebtedness secured hereby to be forthwith due and payable, without any notice or demand of any kind, both of which are hereby expressly waived.
     8. Remedies of the Secured Parties in Event of Default. Borrower agrees that upon the occurrence of any default set forth above, the full amount remaining unpaid on the Indebtedness secured hereby shall, at the option of Secured Parties and without notice, be and become due and payable forthwith, and Secured Parties shall then have the rights, options, duties and remedies of secured parties under, and the Borrower shall have the rights and duties of a debtor under, the Uniform Commercial Code of Colorado, including without limitation the right in Secured Parties to take possession of the Collateral and of anything found therein, and the right without legal process to enter any premises where the Collateral may be found. Borrower further agrees in any such case to assemble the Collateral and make it available to Secured Parties as directed by Secured Parties. Secured Parties shall have the right and power to sell, at one or more sales, as an entirety or in parcels, in public or private sales as they may elect, the Collateral, or any of it, at such place or places and otherwise in such manner and upon such notice as the Secured Parties may deem appropriate, in its sole discretion, and to make conveyance to the purchaser or purchasers; and the Borrower shall warrant title to the Collateral to such purchaser or purchasers. If the Collateral is to be sold in a public sale, the Secured Parties may postpone the sale of all or any portion of the Collateral by public announcement at the time and place of such sale, and from time to time thereafter may further postpone such sale by public announcement made at time of sale fixed by the preceding postponement. The right of sale hereunder shall not be exhausted by one or any sale, and the Secured Parties may make other and successive sales until all of the Collateral is sold. It shall not be necessary for the Secured Parties to be physically present at any such sale, or to have constructively in their possession, any or all of the personal property covered by this Security Agreement, and the Borrower shall deliver all of such personal property to the purchaser at such sale on the date of sale, and if it should be impossible or impractical to take actual delivery of such property, then the title and the right of possession to such property shall pass to the purchaser at such sale as completely as if the same had been actually present and delivered.
          (a) Judicial Proceedings. Upon occurrence of an event of default, the Secured Parties in lieu of or in addition to exercising the power of sale hereinabove given, may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder, or of the sale of the Collateral, or for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for the appointment of a receiver pending any foreclosure hereunder of the sale of the Collateral, or for the enforcement of any other appropriate legal or equitable remedy.
          (b) Certain Aspects of a Sale. The Secured Parties shall have the right to become the purchaser at any sale held by it or by any court, receiver or public officer, and the Secured Parties shall have the right to credit upon the amount of the bid made therefor, the amount payable out of the net proceeds of such sale to them. Recitals contained in any covenant made to any purchaser at any sale made hereunder shall conclusively establish the truth and accuracy of the matters therein stated, including, without limiting the generality of the foregoing, non-payment of the unpaid principal sum of, and the interest accrued on, the Indebtedness after the same has become due and payable, and advertisement and conduct of such sale in the manner provided herein.
          (c) Receipt to Purchaser. Upon any sale, whether made under the power of sale herein granted and conferred or by judicial proceedings, the receipt of the Secured Parties, or of the officer making sale under judicial proceedings, shall be sufficient to discharge the purchaser or purchasers at any sale for his or their purchase money, and such purchaser or purchasers, his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Secured Parties or of such officer therefor, be obligated to see the application of such purchase money, or be in any way answerable for any loss, misapplication or non-application thereof.
          (d) Effect of Sale. Any sale or sales of the Collateral, whether under the power of sale herein granted and conferred or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever either at law or in equity, of the Borrower of, in and to the property sold, and shall be a perpetual bar, both at law and in equity, against the Borrower, Borrower’s successors or assigns and against any and all persons claiming or who shall thereafter claim all or any of the property sold from, through or under the Borrower or Borrower’s successors or assigns; nevertheless, the Borrower, if so requested by the Secured Parties, shall join in the execution and delivery of all property conveyances, assignments and transfers of the properties so sold.
          (e) Application of Proceeds. The proceeds of any sale of the Collateral or any part thereof, whether under and conferred or by virtue of judicial proceedings, shall be applied as follows:
               (i) To the payment of all expenses incurred by the Secured Parties in any entry or taking of possession, of any sale, of advertisement thereof, and of conveyances, and court costs, compensation of agents and employees and attorneys’ fees;
               (ii) To the payment of the Indebtedness with interest to the date of such payment; and
               (iii) Any surplus thereafter remaining shall be paid to the Borrower or Borrower’s successors or assigns, as their interests shall appear.
          (f) Borrower’s Waiver of Appraisement, Marshaling, Etc., Rights. The Borrower agrees, to the full extent that the Borrower may lawfully so agree, that the Borrower will not at any time insist upon or plead or in any manner whatever claim the benefit of any appraisement, valuation, stay, extension or redemption law now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Security Agreement or the sale of the Collateral or the possession thereof by any purchaser at any sale made pursuant to any provision hereof; and the Borrower, for Borrower and all who may claim through or under Borrower now or hereafter, hereby waives the benefit of all such laws. The Borrower, for the Borrower and all who may claim through or under Borrower, waives any and all right to have the Collateral marshaled upon any foreclosure of the lien hereof, or sold in inverse order of alienation, and agrees that the Secured Parties or any court having jurisdiction to foreclose such lien may sell the Collateral as an entirety.
          (g) Costs and Expenses. All costs and expenses for retaking, holding, storing, preparing for sale, selling and documenting such transactions (including attorneys’ fees) incurred by the Secured Parties in protecting and enforcing their rights hereunder, shall constitute a demand obligation owing by the Borrower to the Secured Parties at the effective rate of interest of the Note, all of which shall constitute a portion of the Indebtedness.
          (h) Operation of Property by the Secured Party. Upon the occurrence of an event of default and in addition to all other rights herein conferred on the Secured Parties, the Secured Parties (or any person, firm or corporation designated by the Secured Parties) shall have the right and power, but shall not be obligated, to enter upon and take possession of any of the Collateral, and to exclude the Borrower, and the Borrower’s agents or servants, wholly therefrom and to hold, use, administer, manage and operate the same to the extent that the Borrower shall be at the time entitled and in its place. The

Secured Parties, or any person, firm or corporation designated by them, shall have the right to collect, receive and receipt for all payments with respect to the Collateral or the goods, services produced and sold from the Collateral, and to exercise every power, right and privilege of the Borrower with respect to the Collateral.
     9. Notification. Any requirement of the Uniform Commercial Code of reasonable notification of the time and place of any public sale, or the time after which any private sale or other disposition is to be made, shall be met by mailing to the Borrower at the address shown at the beginning of this Agreement, at least ten (10) days’ prior notice of the time and place of any public sale or the time after which any private sale or any other intended disposition is to be made. Borrower shall be and remain liable for any deficiency remaining after applying the proceeds of disposition of the Collateral as provided in this Security Agreement.
     10. No Waiver. The making of this Security Agreement shall not waive or impair any other security Secured Parties may have or hereafter acquire for the payment of the Indebtedness, nor shall the taking of any such additional security waive or impair this Security Agreement; but Secured Parties may resort to any security they may have in the order they may deem proper, and Secured Parties shall retain their rights to set-off against Borrower, notwithstanding any rights to the Collateral hereunder.
     11. Advances by the Secured Parties. Each and every covenant herein contained shall be performed and kept by the Borrower solely at the Borrower’s expense. If the Borrower shall fail to perform or keep any of the covenants of whatsoever kind or nature contained in this instrument, the Secured Parties, or any receiver appointed hereunder, may, but shall not be obligated to, make advances to perform the same on the Borrower’s behalf, and the Borrower hereby agrees to repay such sums upon demand plus interest as a part of the Indebtedness. No such advance shall be deemed to relieve the Borrower from any default hereunder.
     12. Defense of Claims. The Borrower will notify the Secured Parties in writing, promptly of the commencement of any legal proceedings affecting the lien hereof or the Collateral or any part thereof, and will take such action, employing attorneys acceptable to the Secured Parties or, as may be necessary to preserve the Borrower’s and the Secured Parties’ rights affected thereby; and should the Borrower fail or refuse to take any such action, the Secured Parties may, upon giving prior written notice thereof to the Borrower, take such action on behalf and in the name of the Borrower and at the Borrower’s expense. The Secured Parties may also take such independent action in connection therewith as it may, in its discretion, deem proper, the Borrower hereby agreeing that all sums advanced or all expenses incurred in such actions plus interest, will, on demand, be reimbursed to the Secured Parties, or any receiver appointed hereunder, and shall become part of the Indebtedness.
     13. Payment of the Indebtedness. If the Indebtedness shall be fully paid and the covenants herein contained shall be performed, the entire right, title and interest of the Secured Parties shall thereupon cease; and the Secured Parties in such case shall, upon the request of the Borrower and at the Borrower’s cost and expense, deliver to the Borrower proper instruments acknowledging satisfaction of this Security Agreement.
     14. Renewals, Amendments and Other Security. Renewals and extensions of the Indebtedness may be given at any time and amendments may be made to agreements relating to any part of the Indebtedness without notice to or consent of the Borrower. The Secured Parties may resort first to such other security or any part thereof or first to the security herein given or any part thereof, or from time to time to either or both, even to the partial or complete abandonment of either security, and such action shall not be a waiver of any rights conveyed by this Security Agreement, which shall continue as a lien upon the Collateral not expressly released until the Indebtedness secured hereby is fully paid.

     15. Release. No release from the lien of this Security Agreement or any part of the Collateral by Secured Parties shall in any way alter, vary, or diminish the force, effect or lien of this Security Agreement on the balance of the Collateral.
     16. Subrogation. This Security Agreement is made with full substitution and subrogation of Secured Parties in and to all covenants and warranties by another heretofore given or made in respect of the Collateral or any part thereof.
     17. Governing Law. This Security Agreement shall be governed by the laws of the State of Colorado.
     18. Instrument and Assignment, Etc. This Security Agreement shall be deemed to be and may be enforced from time to time as an assignment, chattel mortgage, contract, financing statement, real estate mortgage or security agreement, and from time to time as any one or more thereof.
     19. Limitation on Interest. No provision of this Security Agreement or of the Indebtedness shall require the payment or permit the collection of interest in excess of the maximum permitted by law or which is otherwise contrary to law. If any excess of interest in such respect is herein or in the Indebtedness provided for, or shall be adjudicated to be so provided for herein or in the Indebtedness, the Borrower shall not be obligated to pay such excess.
     20. Unenforceable or Inapplicable Provisions. If any provision hereof or of the Indebtedness is invalid or unenforceable in any jurisdiction, or with respect to any person or property, the other provisions hereof or of the Indebtedness in such jurisdiction and the application thereof to any other person or property, shall remain in full force and effect, and the remaining provisions hereof shall be liberally construed in favor of the Secured Parties in order to effectuate the provisions thereof. The invalidity of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction.
     21. Rights Cumulative. Each and every right, power and remedy herein given to the Secured Parties shall be cumulative and not exclusive; and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and so often and in such order as may be deemed expedient by the Secured Parties, and the exercise, or the beginning of the exercise, or any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter, any other right, power or remedy. No delay or omission by the Secured Parties in the exercise of any right, power or remedy shall impair any such right, power or remedy then or thereafter existing.
     22. Waiver by the Secured Parties. Any and all covenants in this Security Agreement may from time to time by instrument in writing signed by the Secured Parties be waived to such extent and in such manner as the Secured Parties may desire, but no such waiver shall ever affect or impair the Secured Parties’ rights or liens hereunder, except to the extent specifically stated in such written instrument.
     23. Successors and Assigns. This Security Agreement is binding upon the Borrower, the Borrower’s successors and assigns, and shall inure to the benefit of the Secured Parties, their successors and assigns.
     24. Section Headings. The section headings in this instrument are inserted for convenience and shall not be considered a part of this Security Agreement or used in its interpretation.

     25. Counterparts. This Security Agreement may be executed in any number of counterparts, each of which shall, for all purposes, be deemed to be an original, and all of which are identical except that, to facilitate filing and recordation, in any particular counterpart portions of the Exhibits hereto which describe properties situated in counties other than the county in which such counterpart is to be recorded may have been omitted. All counterparts shall together constitute but one and the same instrument.
     26. Special Filing as Financing Statement. This Security Agreement shall be a Security Agreement and a Financing Statement and Borrower hereby grants to Secured Parties, their successors and assigns, a security interest in all Collateral described herein and all proceeds from the sale, lease or other disposition of the Collateral or any part thereof. This Agreement may be filed for record, among other places, in the real estate records of each county in which the Collateral, or any part thereof, is situated, and when filed in such counties shall be effective as a financing statement covering fixtures, minerals, timber or located on properties (and accounts arising therefrom). This Security Agreement may also be filed as a Financing Statement in the office of the Secretary of State, as appropriate, in respect of those items of Collateral of a kind or character defined in or subject to the applicable provisions of the Uniform Commercial Code, as in effect in the appropriate jurisdiction with respect to each of the properties, rights and interests.
     27. Notices. Any notice, request, demand or other instrument which may be required or permitted to be given or served upon the Borrower or the Secured Parties shall be in writing and shall be validly given or sent by certified mail, return receipt requested; or by telegram, telex or express courier holding itself out as able to make delivery within 72 hours after receipt, or by hand-delivery receipted by the addressee, and addressed to the Borrower or Secured Parties, as the case may be, at its address shown above, or to such different address as shall have been designated by written notice to the other party hereunder. Notices shall be effective on the date mailed to the Borrower and on the date received by Secured Parties.
     28. WAIVER OF JURY TRIAL. IT IS MUTUALLY AGREED BY AND BETWEEN BORROWER AND SECURED PARTIES THAT THE RESPECTIVE PARTIES WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF, OR IN ANY WAY CONNECTED WITH, THIS AGREEMENT, THE PROMISSORY NOTE AND ALL OTHER INSTRUMENTS EXECUTED IN CONNECTION THEREWITH.
     IN WITNESS WHEREOF, the Borrower has executed or caused to be executed this Security Agreement.
BORROWER:
A SMART MOVE L.L.C.
By:

SCHEDULE 1
Attached to and made a part of Security Agreement
between
A Smart Move L.L.C.
as Borrower,
and
the Secured Parties Named Below

Name	Address	Principal Amount
$___
$___
$___
$___

SCHEDULE 2
Attached to and made a part of Security Agreement
between
A Smart Move L.L.C.
as Borrower,
and
the Secured Parties Identified
on Schedule 1
Description of Collateral
     The Collateral consists of all of Borrower’s right, title and interest in and to the following whether owned now or hereafter arising and whether the Borrower has rights now or hereafter has rights therein and wherever located:
25 flatbed trailers and 25 forklifts (which are currently unencumbered), containers and other assets that the note proceeds are used to purchase and the assets currently pledge to Silicon Valley Bank if the Silicon Valley Bank debt is retied with these note proceeds.
     All Borrower’s Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.